UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2021

EXTRACTION OIL & GAS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37907	46-1473923
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 17th Street
Suite 5200
Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.01	XOG	NASDAQ Global Select Market

Registrant’s telephone number, including area code (720) 557-8300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On April 30, 2021, Extraction Oil & Gas, Inc. (the “Company”) disclosed certain unaudited pro forma condensed consolidated financial information and explanatory notes (the “Pro Forma Financial Information”) for the Company and its consolidated subsidiaries. The Pro Forma Financial Information is provided for informational purposes only and gives effect to (i) the Company's plan of reorganization, as described in the Company’s Annual Report on Form 10-K for the period ended December 31, 2020, which became effective on January 20, 2021 (the “Effective Date”), and (ii) the Company’s adoption of fresh start accounting on the Effective Date.

The Pro Forma Financial Information is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 8.01 by reference. The purpose of this Current Report on Form 8-K is to, among other things, file the Pro Forma Financial Information set forth in Item 9.01 below, and to allow such financial information to be incorporated by reference into a future registration statement to be filed with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The following Pro Forma Financial Information, giving effect to the Company's plan of reorganization and adoption of fresh start accounting on the Effective Date, is attached as Exhibit 99.1 hereto and incorporated herein by reference:

•    Unaudited pro forma condensed consolidated balance sheet as of December 31, 2020; and
•    Unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2020

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Unaudited pro forma financial statements as of and for the year ended December 31, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTRACTION OIL & GAS, INC.

Dated: April 30, 2021
	By:	/s/ Tom L. Brock
Tom L. Brock
Chief Accounting Officer

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